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                                                                   EXHIBIT 10.51

                   FIRST AMENDMENT TO COST SHARING AGREEMENT
                   -----------------------------------------


          THIS FIRST AMENDMENT is made as of the 1st day of April, 2001, by and among SELECT TRANSPORT, INC., a Delaware corporation ("ST"), having an address at 4718 Old Gettysburg Road, Mechanicsburg, Pennsylvania 17055, SELECT MEDICAL CORPORATION, a Delaware corporation ("SMC"), having an address at 4716 Old Gettysburg Road, P.O. Box 2034, Mechanicsburg, Pennsylvania 17055, and SELECT AIR II CORPORATION, a Pennsylvania corporation ("SAII"), having an address at 4718 Old Gettysburg Road, Mechanicsburg, Pennsylvania 17055.


                                  BACKGROUND
                                  ----------

     A. ST, SMC and SAII executed and delivered that certain Cost Sharing Agreement dated December 11, 2000 (the "Agreement"), pursuant to which the parties agreed to share certain costs relating to the operation of a hanger and aircraft located at Harrisburg International Airport. All capitalized terms not specifically defined herein shall have the meanings ascribed to them in the Agreement.

     B. ST, SMC and SAII now desire to amend the Agreement as hereinafter provided.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

     1.   Amendment to Section 2. The percentage "40%" which is set forth in the
          ----------------------
second sentence of Section 2 of the Agreement is hereby changed to "25%".

     2.   No Other Modifications. Except as expressly amended hereby, the
          ----------------------
Agreement shall remain unmodified and in full force and effect.
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed the day and year first above written.


                              SELECT TRANSPORT, INC., a Delaware corporation


                              By: Michael E. Salerno
                                 --------------------------
                                   Michael E. Salerno
                                   Treasurer


                              SELECT MEDICAL CORPORATION., a Delaware
                              corporation


                              By: Michael E. Tarvin
                                 --------------------------
                                   Michael E. Tarvin
                                   Senior Vice President


                              SELECT AIR II CORPORATION, a Pennsylvania corporation


                              By: Michael E. Salerno
                                 --------------------------
                                   Michael E. Salerno
                                   Vice President


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